SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2010

LUX ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-149000	98-0557091
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

Suite 1950 - 777 8th Ave. S.W. Calgary, Alberta, Canada T2P 3R5
(Address of principal executive offices)
(780) 669-0936
(Registrant’s Telephone Number)

 (Former name or former address, if changed since last report)

Copy of all Communications to:

Wade D. Huettel

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LUX ENERGY CORP.

From 8-K

Current Report

Item 1.01    Entry into a Material Definitive Agreement.

On February 3, 2010, Luz Energy Corp. (the "Registrant") issued a $194,974 6% Promissory Note (the “Note”), in favor of C.U. YourOilRig Corp. (the "Lender"). The Note contains standard representations, and warranties and affirmative and negative covenants, and are described in greater detail below. The Note memorializes loans and/or advances made by the Lender to the Registrant made as of July 10, 2009 in the amount of $180,974 and September 15, 2009 in the amount of $14,000.

The Note carries 6% simple interest and is due on December 31, 2010.

The description of the Note is a brief summary only and is qualified in its entirety by its respective terms set forth in each document, a form of which is filed as an exhibit to this Current Report.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

Item 9.01    Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits.

Exhibit No.		Description

10.1		Promissory Note*
	•	* filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

February 3, 2010

LUX ENERGY CORP.

By:  /s/ Shane Broesky

Shane Broesky

President & CEO